INCOME TAX	12 Months Ended
Dec. 31, 2021
INCOME TAX [Abstract]
INCOME TAX
NOTE 13 – INCOME TAX

The composition of income tax expense for the years ended December 31 follows:

	2021	2020	2019
	(In thousands)
Current expense	$12,506	$15,459	$10,237
Deferred expense (benefit)	1,912	(2,130)	1,088
Income tax expense	$14,418	$13,329	$11,325

The deferred income tax expense of $1.9 million in 2021 can be primarily attributed to the increase in capitalized mortgage servicing rights while the deferred income tax benefit of $2.1 million during 2020 can be primarily attributed to the increase in our allowance for credit losses while the deferred income tax expense of $1.1 million during 2019 can be primarily attributed to the utilization of our net operating loss (“NOL”) carryfoward and alternative minimum tax credit carryforward.

A reconciliation of income tax expense to the amount computed by applying the statutory federal income tax rate of 21% for 2021, 2020 and 2019 to the income before income tax for the years ended December 31 follows:

	2021	2020	2019
	(In thousands)
Statutory rate applied to income before income tax	$16,236	$14,591	$12,130
Tax-exempt income	(1,487)	(690)	(375)
Share-based compensation	(184)	(204)	(204)
Bank owned life insurance	(119)	(196)	(233)
Unrecognized tax benefit	(11)	(206)	(134)
Non-deductible meals, entertainment and memberships	32	57	86
Other, net	(49)	(23)	55
Income tax expense	$14,418	$13,329	$11,325

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:

	2021	2020
	(In thousands)
Deferred tax assets
Allowance for credit losses (1)	$9,923	$7,363
Property and equipment	1,405	1,047
Lease liabilities	1,386	1,652
Reserve for unfunded lending commitments	941	379
Share-based compensation	734	742
Deferred compensation	390	321
Loss reimbursement on sold loans reserve	242	214
Non accrual loan interest income	194	203
Other than temporary impairment charge on securities available for sale	144	144
Other	276	-
Gross deferred tax assets	15,635	12,065
Deferred tax liabilities
Capitalized mortgage loan servicing rights	5,509	3,550
Deferred loan fees	2,011	1,901
Unrealized gain on securities available for sale	1,674	4,206
Lease right of use asset	1,361	1,606
Purchase premiums, net	735	509
Other	-	18
Gross deferred tax liabilities	11,290	11,790
Deferred tax assets, net (2)	$4,345	$275

(1)	Beginning January 1, 2021, calculation is based on CECL methodology. Prior to January 1, 2021, calculation was based on the probable incurred loss methodology.
(2)	Included in accrued income and other assets on the Consolidated Statements of Financial Position.

We assess whether a valuation allowance should be established against our deferred tax assets based on the consideration of all available evidence using a ‘‘more likely than not’’ standard. The ultimate realization of this asset is primarily based on generating future income. We concluded at both December 31, 2021 and 2020, that the realization of substantially all of our deferred tax assets continues to be more likely than not.

Changes in unrecognized tax benefits for the years ended December 31 follow:

	2021	2020	2019
	(In thousands)

Balance at beginning of year	$180	$438	$588
Additions based on tax positions related to the current year	11	15	20
Reductions due to the statute of limitations	(11)	(273)	(170)
Reductions due to settlements	-	-	-
Balance at end of year	$180	$180	$438

If recognized, the entire amount of unrecognized tax benefits, net of $0.04 million of federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2021, 2020 and 2019. No amounts were accrued for interest and penalties at December 31, 2021, 2020 and 2019. At December 31, 2021, U.S. Federal tax years 2018 through the present remain open to examination.